Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions

4. ACQUISITIONS

On October 7, 2016, the Company acquired all of the issued and outstanding common stock of Allied Specialty Foods, Inc. (“Allied”) for a purchase price of $62,319 (net of cash acquired of $440). The purchase price was funded entirely from cash on hand at the time of the acquisition. Allied is a manufacturer of raw and cooked beef and chicken Philly steak products. The acquisition of Allied provides the Company with additional sandwich component production capacity and expands its market position in the Philly steak platform by providing entry into fully-cooked product offerings, and expands its geographic reach. The Company expects that the acquisition will provide certain cost synergies. Allied’s customers are primarily in the Foodservice industry, and are served from a 20,000 square foot manufacturing facility in Vineland, New Jersey that has two cook lines, three raw slicing lines and one breakaway steak line. In June 2016, Allied began building a new 70,000 square foot facility with seven raw slicing/breakaway lines and four cook lines, which is expected to be completed during the first quarter of 2017.

On January 30, 2015, the Company acquired the wholesale business and production assets of Landshire, Inc. (“Landshire”), a manufacturer and marketer of sandwich products, and on April 24, 2015 acquired the business and production assets of Better Bakery, LLC (“Better Bakery”), a producer of high quality, premium stuffed sandwiches and other licensed products. The acquisitions brought additional premium products to the Company’s portfolio that complemented and increased its product offerings as well as provided the Company with additional capacity for increased sandwich and bakery production. The sellers of Landshire entered into an agreement with the Company that required the payment to them of earn out payments to be paid in cash over three years, based on certain volume performance. The liability recorded for the earn out payments is considered to be a contingent consideration since it is contingent on the achievement of certain targets.

The purchase prices for the acquisitions were funded by cash payments and, in the case of Landshire, a liability related to earn out payments. Since the Company believed that the minimum volumes included in the agreement with the seller of Landshire would be achieved or exceeded, the fair value of the liability recorded was based on the net present value of the maximum payment amount included in the agreement. Accordingly, the purchase price for each acquisition consisted of the following:

	Allied	Landshire	Better Bakery
Cash	$62,319	$41,552	$30,931
Other accrued liabilities	—	19,293	—

Purchase price	$62,319	$60,845	$30,931

In connection with the three acquisitions, the Company performed valuations of the acquired assets and assumed liabilities. Intangible assets identified in the valuations included (as applicable) customer relationships, trade names and trademarks, and non-compete agreements. Fair values were derived using Level 3 inputs, as defined by ASC 820. With respect to the Allied acquisition, the purchase price allocation is still preliminary. Such assets and liabilities include tangible and intangible assets for which fair values were determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as methods for which the determination of fair value required significant management judgment and/or estimates. Unobservable inputs were developed based on the best information available, which in some instances included the Company’s own data. Intangible assets with finite lives relating to the Allied acquisition are being amortized over the estimated useful lives of such assets using a method that is based on estimated future cash flows.

The acquisitions were recorded in accordance with ASC 805. The net purchase prices were allocated to assets acquired and liabilities assumed based on estimated fair values at the date of each acquisition. The allocation of the purchase price for the three acquisitions were as follows:

	Allied	Landshire	Better Bakery
Current assets	$7,184	$4,763	$5,704
Property, plant and equipment	13,821	12,037	2,115
Other intangibles:
Customer relationships (15-year estimated useful life)	17,682	20,800	10,400
Allied trade name (20-year weighted average life)	12,910	—	—
Landshire trade names and trademarks (19-year weighted average lives)	—	8,600	—
Better Bakery trade names and trademarks (17-year weighted average lives)	—	—	9,600
Non-compete agreements (useful lives of between 3 and 5 years)	$1,110	$700	$400
Goodwill	30,685	14,506	9,940
Deferred tax liabilities	(13,958)	—	—
Assumed liabilities	(7,115)	(561)	(7,228)

Net assets acquired	$62,319	$60,845	$30,931

Liabilities assumed as part of the Allied acquisition were, in large part, accounts payable and accrued liabilities incurred in the normal course of business. The assumed liability for Better Bakery of $7,228 primarily related to an onerous broker contract, the amount of which was determined by reference to prevailing market brokerage rates for the Company and projected future sales under the contract. The goodwill arising from the acquisitions consisted largely of the synergies and economies of scale expected from combining the acquired businesses and integrating them into the Company, as well as the value attributed to the assembled workforce. Except for the goodwill that arose from the Allied acquisition, all goodwill is deductible for tax purposes. Other expense, net for Fiscal 2016 and Fiscal 2015 includes acquisition-related legal and professional fees of $284 and $1,125, respectively, related to these acquisitions.

The following data table presents summarized pro forma results of the Company had the Fiscal 2016 acquisition (Allied) occurred on January 3, 2015 and the Fiscal 2015 acquisitions (Landshire and Better Bakery) occurred on December 29, 2013 (unaudited):

	Fiscal 2016	Fiscal 2015
Net sales	$1,613,992	$1,670,846
Net income	139,397	39,343

The Fiscal 2016 pro forma net income includes non-recurring exit costs of $734. The Fiscal 2015 pro forma net income includes non-recurring expenses of $1,879, of which $927 related to manufacturing start up inefficiencies and $952 related to severance, professional fees, travel and contract exit costs.

The Company’s consolidated net sales and net income for Fiscal 2016 and Fiscal 2015 included the following amounts for Allied (acquired November 7, 2016) for Better Bakery (acquired April 24, 2015) and Landshire (acquired January 30, 2015) for the periods between the acquisition date and the end of the applicable fiscal year:

	Fiscal 2016	Fiscal 2015
	Allied	Landshire	Better Bakery
Net sales	$13,938	$40,646	$8,220
Net income	368	7,768	(148)